UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                                 August 13, 2004

                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


        DELAWARE                        0-31226                   76-0685039
State of Incorporation or          (Commission File           (I.R.S. Employer
      Organization                      Number)              Identification No.)

         5959 CORPORATE DRIVE, SUITE LL 250
                   HOUSTON, TEXAS                                   77036
      Address of Principal Executive Offices                      Zip Code



                                 (281) 588-9700
                         Registrant's telephone number,
                               including area code

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             99.1 Press Release dated August 12, 2004, issued by INVESTools Inc.

Item 12. Results of Operations and Financial Condition.

     On August 12, 2004, INVESTools Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2004. On August 13, 2004, INVESTools issued a revised press release, which corrected and replaced the December 31, 2003 Balance Sheet. A copy of the press release, as revised, is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K/A, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INVESTOOLS, INC.


                                      By: /s/     Paul A. Helbling
                                          ---------------------------------
                                                  Paul A. Helbling
                                                  Chief Financial Officer

Dated: August 13, 2004



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                                INDEX TO EXHIBITS


Exhibit Number    Exhibit
99.1              Press Release dated August 12, 2004, issued by INVESTools Inc.